PROVIDENCE SERVICE CORP

Investor Presentation




LogistiCare





The patient journey starts with a ride

JUNE 2020

PROVIDENCE
SERVICE
CORPORATION

FORWARD-LOOKING STATEMENTS AND NON-GAAP FINANCIAL INFORMATION

Forward-looking Statements

Certain statements contained in this presentation constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are predictive in nature and are frequently identified by the use of terms such as "may," "will," "should," "expect," "believe," "estimate," "intend," and similar words indicating possible future expectations, events or actions. Such forward-looking statements are based on current expectations, assumptions, estimates and projections about our business and our industry, and are not guarantees of our future performance. These statements are subject to a number of known and unknown risks, uncertainties and other factors, many of which are beyond our ability to control or predict, which may cause actual events to be materially different from those expressed or implied herein, including but not limited to: the early termination or non-renewal of contracts; our ability to successfully respond to governmental requests for proposal; our ability to fulfill our contractual obligations; our ability to identify and successfully complete and integrate acquisitions; our ability to identify and realize the benefits of strategic initiatives; the loss of any of the significant payors from whom we generate a significant amount of our revenue; our ability to accurately estimate the cost of performing under certain capitated contracts; our ability to match the timing of the costs of new contracts with its related revenue; the outcome of pending or future litigation; our ability to attract and retain senior management and other qualified employees; our ability to successfully complete recent divestitures or business termination; the accuracy of representations and warranties and strength of related indemnities provided to us in acquisitions or claims made against us for representations and warranties and related indemnities in our dispositions; our ability to effectively compete in the marketplace; inadequacies in or security breaches of our information technology systems, including our ability to protect private data; the impact of COVID-19 on us (including: the duration and scope of the pandemic; governmental, business and individuals' actions taken in response to the pandemic; economic activity and actions taken in response; the effect on our clients and client demand for our services; and the ability of our clients to pay for our services); seasonal fluctuations in our operations; impairment of long-lived assets; the adequacy of our insurance coverage for automobile, general liability, professional liability and workers' compensation; damage to our reputation by inaccurate, misleading or negative media coverage; our ability to comply with government healthcare and other regulations; changes in budgetary priorities of government entities that fund our services; failure to adequately comply with patient and service user information regulations; possible actions under Medicare and Medicaid programs for false claims or recoupment of funds for noncompliance; changes in the regulatory landscape applicable to Matrix; changes to our estimated income tax liability from audits or otherwise; our ability to meet restrictive covenants in our credit agreement; restrictions in the terms of our preferred stock; the costs of complying with public company reporting obligations; and the accuracy of our accounting estimates and assumptions.

The Company has provided additional information in our annual report on Form 10-K and subsequent filings with the Securities and Exchange Commission. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made. We undertake no obligation to update or revise any forward- looking statements contained in this release, whether as a result of new information, future events or otherwise, except as required by applicable law.

Non-GAAP Financial Information

In addition to the financial results prepared in accordance with generally accepted accounting principles in the United States ("GAAP"), this presentation includes EBITDA and Adjusted EBITDA for the Company and its segments, and Adjusted Net Income and Adjusted EPS for the Company, which are performance measures that are not recognized under GAAP. EBITDA is defined as income (loss) from continuing operations, net of taxes, before: (1) interest expense, net, (2) provision (benefit) for income taxes and (3) depreciation and amortization. Adjusted EBITDA is calculated as EBITDA before certain items, including (as applicable): (1) restructuring and related charges, including costs related to our corporate reorganization, (2) equity in net loss of investee, (3) certain litigation related expenses, settlement income or other negotiated settlements relating to certain matters from prior periods, (4) certain transaction and related costs, (5) asset impairment charges, and (6) gain on remeasurement of cost investment. Adjusted Net Income is defined as income (loss) from continuing operations, net of taxes, before certain items, including (1) restructuring and related charges, (2) equity in net loss of investee, (3) certain litigation related expenses, settlement income or other negotiated settlements relating to certain matters from prior periods, (4) intangible asset amortization, (5) certain transaction and related costs, (6) asset impairment charges, (7) gain on remeasurement of cost investment, and (8) the income tax impact of such adjustments. Adjusted EPS is calculated as Adjusted Net Income less (as applicable): (1) dividends on convertible preferred stock and (2) adjusted net income allocated to participating stockholders, divided by the diluted weighted-average number of common shares outstanding as calculated for Adjusted Net Income. We utilize these non-GAAP performance measures, which exclude certain expenses and amounts, because we believe the timing of such expenses is unpredictable and not driven by our core operating results, and therefore render comparisons with prior periods as well as with other companies in our industry less meaningful. We believe such measures allow investors to gain a better understanding of the factors and trends affecting the ongoing operations of our business. We consider our core operations to be the ongoing activities to provide services from which we earn revenue, including direct operating costs and indirect costs to support these activities. In addition, our net loss in equity investee is excluded from these measures, as we do not have the ability to manage these ventures, allocate resources within the ventures, or directly control their operations or performance.

Our non-GAAP financial measures may not provide information that is directly comparable to that provided by other companies in our industry, as other companies in our industry may calculate non-GAAP financial results differently. In addition, there are limitations in using non-GAAP financial measures because they are not prepared in accordance with GAAP, may be different from non-GAAP financial measures used by other companies, and exclude expenses that may have a material impact on our reported financial results. The presentation of non-GAAP financial information is not meant to be considered in isolation from or as a substitute for the directly comparable financial measures prepared in accordance with GAAP. We urge you to review the reconciliations of our non-GAAP financial measures to the comparable GAAP financial measures included below, and not to rely on any single financial measure to evaluate our business.

PROVIDENCE OVERVIEW

PRSC	1996	$1.2B	$92M	$55M
NASDAQ TICKER	FOUNDED	MARKET CAP (1)	NET CASH (2)	LTM ADJ. EBITDA (3)

PROVIDENCE SERVICE CORPORATION

LogistiCare

Matrix Medical Network

(43.6% Equity Investment or $128M Book Value) (4)

NET SERVICES

The nation's largest manager of non-emergency medical transportation ("NEMT") programs for state governments and managed care organizations. Our services includes call center management, network credentialing, vendor payment management and non-emergency medical transport management

MATRIX INVESTMENT

Matrix offers in-home care optimization services for members, including comprehensive health assessments ("CHAs"), through a national network of community-based clinicians and a fleet of mobile health clinics with advanced diagnostics capabilities

(1) As of 5/29/2020; includes 2 million preferred shares on as-converted basis.
(2) As of 3/31/2020; consists of $254 million of cash and $162 million borrowed under credit facility.
(3) As of 3/31/2020; see GAAP to non-GAAP reconciliation in appendix.
(4) As of 3/31/2020; Providence's interest in Matrix is accounted for as an equity method investment; Matrix's results are not included within Providence's consolidated financials.

KEY THEMES

Who We Are and Why We Win

- ***Market Leader*** – Largest NEMT provider in the U.S. by 3x, manages 68 million trips[1] annually with network of 6,600+ transportation providers across 50 states.
- ***Proven Track Record*** – 20+ years of underwriting and operating capitated contracts while generating substantial savings for payors.
- ***Domain Expertise*** – Provides best-in-class solution to sophisticated NEMT brokerage model (Credentialing, Gatekeeping, Compliance).
- ***Leverageable Financial Profile*** – Strong cash flow generation and balance sheet flexibility.

Positive Secular Trends in Medicaid and Medicare Advantage

- Rapidly aging population, care in the community, focus on social determinants.
- Medicare-eligible NEMT beneficiaries expected to increase from 59M in 2018 to 80M+ by 2030.

Embarking on Long-Term Profitability through Enhanced Technology Platform

- Combining the best attributes of our technology to improve customer and member experience.
- Automation through the use of technology to reduce waste and increase operational efficiency.

Growth through Adjacent Market Opportunities

- Ability to leverage and replicate experience as NEMT leader in similar markets (meal delivery, VA, workers comp, transportation of healthcare workers, et cetera).
- Untapped data lake of annual interactions across diverse member populations.

(1) Pro forma for National MedTrans acquisition.

LEADERSHIP TEAM



DANIEL E. GREENLEAF, PRESIDENT & CEO (December 2019)

- 15+ years of experience as a president / CEO / Chairman leading public and private health care companies through periods of transformation and growth.
- Successful track-record of operational excellence and turnaround execution.
- Former President and CEO of BioScrip, CEO and Chairman of Home Solutions, and CEO and President of Coram Specialty Infusion Services.



KEVIN DOTTS, CHIEF FINANCIAL OFFICER (August 2018)

- 30+ years of financial leadership experience in public and private companies.
- Previously CFO at Fusion, Internap, Culligan, EarthLink and various Financial Leadership roles at GE.



KENNETH WILSON, CHIEF OPERATING OFFICER (May 2020)

- 30+ years of executive leadership experience in the healthcare industry, encompassing a range of senior operational, managerial, and commercial roles.
- Previously Chief Commercial Officer, Healthcare at Sodexo; President and COO at Hanger, SPS; SVP and General Manager, Ambulatory Care at Cardinal Health; and sales leadership executive at Baxter Healthcare.



KATHRYN STALMACK, SVP, GENERAL COUNSEL AND SECRETARY (August 2019)

- 18+ years of leadership as healthcare, corporate and transactional attorney.
- Former General Counsel at BioScrip, and Healthcare Attorney & Partner at Polsinelli PC.

LEADERSHIP TEAM (CONTINUED)



WALT MEFFERT, CHIEF INFORMATION OFFICER (January 2020)

- 15+ years of building high-performing IT teams and deploying leading-edge technologies and processes in the healthcare industry.
- Previously Chief Information Officer at each Versant Health, HVHC Inc., Hanger, Apria Healthcare, Coram Specialty Infusion Services, and Neighborcare.



LAUREL EMORY, SVP, HUMAN RESOURCES (February 2020)

- 15+ years of experience in organizational leadership, behavior, development and communication; cross-cultural and cross-generational team leadership and team building; change management; and strategic business planning.
- Previously Executive Business Coach at Building Champions, Chief of Staff and Director of Strategy at Coram Specialty Infusion Services, and Country Director at Medical Teams International.



JODI KEPLER, CHIEF COMPLIANCE OFFICER (March 2020)

- 12+ years of compliance, legal counsel and attorney experience in the healthcare industry.
- Previously Senior Regulatory and Operations Counsel at Tenet Healthcare, Chief Compliance and Privacy Officer at BioScrip, Inc., Executive Advisor, Legal Counsel at Coram Specialty Infusion Services, Contracts/Compliance Manager at The Colorado Health Foundation, and Attorney at Holme Roberts and Owen LLP.

LOGISTICARE IS THE LARGEST PROVIDER OF NEMT SERVICES

Revenue	National	Scale	Network	Lives	Trips	Calls
$1.5B	50	3x	6,600+	26M	68M	25M
LTM 3/31/2020	States	Largest Competitor	transportation providers and leading on-demand networks	Managed (1)	Annually (1)	Handled

What we do:

✓ We are the largest manager of outsourced NEMT services through our nationwide network of transportation providers ("TPs"), developed over two decades.

Why we do it:

✓ We enable access to healthcare that improves the health and quality of life of the populations served while also preventing reliance on higher cost settings of care.

Who we serve:

✓ We provide NEMT benefits and services to healthcare's most vulnerable and costly populations on behalf of Payors, State Governments and Providers.

Our value proposition:

✓ We provide value across the entire healthcare ecosystem.
✓ Provide capitated (i.e. per-member-per-month "PMPM"), multi-year contracts allowing for lower and predictable costs.
✓ Alleviation of transportation barriers improves outcomes and reduces healthcare costs for payors.
✓ Reduction of fraud, waste, and abuse significantly reducing NEMT program costs for payors.

(1) Pro forma for National MedTrans acquisition.

WHY NEMT SERVICES MATTER







- ✓ **3.6M Medicaid members miss out on medical care annually due to a lack of transportation.**
- ✓ **21% of NEMT rides require specialized transport** which means brokers overly reliant upon Transportation Network Companies ("TNCs") cannot provide a fully responsive solution.
- ✓ Historically, taxi vouchers have proven vulnerable to fraud, waste and abuse, and offer **limited insight or financial control.**
- ✓ **With legacy delivery models,** rides must be ordered days in advance and patients often have to deal with lengthy pickup windows – creates additional windows that could be utilized.
- ✓ Discharged patients are often **waiting at length for rides,** which can become liability risks for hospitals – **market is in high demand for a solution to address this pain point.**
- ✓ **Patients are over-utilizing emergency services** in part because they lack transportation to get to urgent or primary care and follow-up appointments, presenting **new market opportunities.**
- ✓ Healthcare providers are burdened by the significant **financial impact of no-shows,** a problem that costs the U.S. healthcare system $150B annually.

Source: Health Management Technology, SCI Solutions.

DIVERSIFIED PAYOR & REVENUE MIX PROFILE

Revenue: Medicaid vs. Medicare


Medicaid
92%
Medicare
8%

Medicare Advantage enrollment growth and NEMT benefit expansion driving growth opportunity

Stable non-cyclical Medicaid business with significant growth opportunity within Medicare Advantage

Revenue: Contract Type


Other 15%
Capitated
85%

Capitated contracts result in predictable cashflow derived from recurring PMPM revenue

Revenue: State vs. MCO

State Characteristics:

- *Multi-year (3-5 yrs)*
- *Often capitated*
- *Budget predictability for states*
- *Average state tenure: 11 years*


State
49%
MCO 51%

MCO Characteristics:

- *Evergreen*
- *Flexible contract type (FFS vs. Cap)*
- *Value / cost focused*
- *Leverage national payor relationships to win at the local plan level*

POSITIONED TO BENEFIT FROM ATTRACTIVE INDUSTRY GROWTH DRIVERS

Medicaid enrollment
(lives in millions)



4%
2%
59
66
69
71
73
74
74
77
78
79
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022

- The **Aged, Blind and Disabled population** represents 23% of the total Medicaid populations while accounting for ~80% of the total Medicaid NEMT spend.
- The aging population in the U.S. is expected to drive increased demand for NEMT services as age **65+ members seek more community-based care** (e.g. adult day care facilities).

Medicare Advantage enrollment
(lives in millions)



8%
10%
14
16
17
18
19
20
22
25
28
30
32
35
38
'13
'14
'15
'16
'17
'18
'19
'20
'21
'22
'23
'24
'25

- **59M Medicare-eligible beneficiaries expected to rise to 80M by 2030.**
- **MA plans are becoming increasingly sophisticated** at identifying populations that can benefit from transport services to reduce overall cost of care in the long-term.

COVID-19 Medicaid Tailwinds:

- Health Management Associates ("HMA") forecasting 11 to 23 million people added to state Medicaid rolls.
- New members added to some of our largest states: CA (1.5 to 3.0M), TX (0.7M to 1.5M) and PA (0.5M to 1.0M).

Source: 2018 Mayo Clinic Proceedings; Health Catalyst; Medicaid membership from CMS, Medicare Advantage membership from KFF and Medicare Advantage members with NEMT benefits from Health Affairs, LEK Volume XIX, Issue 69, MedPac.

LARGE ~$4B CORE NEMT MARKET, EXPANDABLE TO ~$12B

TOTAL: ~$12B



NEMT Adjacent Markets
$6.0B
On-demand healthcare transportation market opportunity including VA, Workers Comp, and Drug Adherence
Medicare Advantage Expansion:
$2.0B to $4.0B
Medicare Advantage growth – expansion of optional NEMT benefits (20M additional members with NEMT benefits by 2030)
Required: On-Demand Capabilities
Core Market:
$4.3B
Current Core Medicaid and Medicare Advantage market is $4.3B with LogistiCare representing ~35% of this market, or $1.5B

TECHNOLOGY TRANSFORMATION UNLOCKS SIGNIFICANT GROWTH OPPORTUNITIES

STRATEGIC PILLARS TO DRIVE TRANSFORMATIONAL GROWTH

Voice of the Customer	*Right People in the Right Seats*	*Critical Technology Enhancements*	*Optimize Contact Centers*	*Rebrand and drive cultural transformation*	*Accelerate profitable growth*



LEVERS TO GROW EARNINGS



Evaluate Opportunistic M&A
Expand Addressable Market
Deliver on Organic Growth Pillars

Complementary services

Accelerate growth in adjacent markets (e.g., workers comp, VA)

Leverage Medicaid expertise (e.g., workers comp; VA)

Food delivery

Transportation of healthcare workers

Information aggregator / monetize data

NATIONAL MEDTRANS ACQUISITION – TREMENDOUS STRATEGIC FIT

- ✓ On May 6, 2020, we announced the purchase of National MedTrans
- ✓ Provides NEMT services across 12 states
- ✓ **Strategic fit:**
  - Deepens our national presence
  - Solidifies LogistiCare's #1 position in industry
  - Establishes long-term strategic and economic partnerships with key payors
  - Adds more than five million trips per year
  - Brings approximately two million members to the LogistiCare platform
  - Scales well – acquiring ongoing contractual relationships, excluding operations
- ✓ **Attractive financial characteristics:**

Purchase price	**~$80 million (all cash)**
Annual revenue (est.)	**>$200 million**
Revenue mix	**~85% capitated**
Gross margin profile	**In line with that of LogistiCare**
Accretion / dilution	**Expected to be accretive to earnings**

COVID-19 DISCUSSION

- ✓ We deliver essential services that ensure access to healthcare during the pandemic
- ✓ Our top priority is protecting the health and safety of teammates, transportation partners and members
- ✓ We have innovated our services to meet evolving needs during the pandemic
    - Transport of healthcare professionals
    - Providing members with access to food
- ✓ We are supporting our transportation providers
    - Financial assistance program
    - Waivers on timely filing
    - Adjustment of minimum credentialing requirements
- ✓ We are well positioned to withstand the storm
    - Essential services and risk mitigation program in place
    - Short-term benefit from lower member utilization – capitated contracts
    - Increase in Medicaid rolls
    - Attractive "asset and capex light" business model
    - Clear leader in industry with significant positive tailwinds
    - Strong balance sheet

STRONG FINANCIAL PROFILE, FOCUSED ON CAPITAL ALLOCATION

REVENUE

$ MILLIONS



1,318.2
1,385.0
1,509.9
1,509.4
2017
2018
2019
LTM Q1:20

ADJUSTED EBITDA (1)

$ MILLIONS



59.5
72.8
51.2
55.0
2017
2018
2019
LTM Q1:20

ADJUSTED EBITDA LESS CAPEX (1)

$ MILLIONS



44.2
62.0
40.3
44.2
2017
2018
2019
LTM Q1:20

CAPITAL ALLOCATION OPPORTUNITIES

- Significant dry powder ($92M of cash, net of debt, at 3/31/20) and strong cash flow generation profile
- Additional liquidation value opportunity in Matrix Equity Investment
- Investment opportunities in people, technology and automation
- Opportunistic M&A to accelerate growth
- Amending capital structure – preferred shareholder alternatives

(1) See appendix for a reconciliation of non-GAAP financial measures.

MATRIX – EQUITY INVESTMENT

Matrix Medical Network

PROVIDENCE'S 43.6% EQUITY INTEREST IN MATRIX REPRESENTS ADDITIONAL VALUE TO THE SHAREHOLDERS NOT INCLUDED IN THE COMPANY'S EARNINGS

By the Numbers:

3,000+	2,300	$39.9M	$290.7M
clinical providers	nurse practitioners, located across 48 states	LTM 3/31/2020 Adj. EBITDA (1)	3/31/2020 Net Debt

MATRIX DRIVES MEMBER ENGAGEMENT AND HEALTH PLAN ROI

- Matrix provides high-touch, specialized care in home or via mobile health clinics to help health plans and other at-risk entities improve quality management, revenue integrity, member satisfaction and care quality
- Services range from comprehensive health assessments, post-acute transitions, lab tests and sophisticated diagnostics to ongoing management of complex chronic conditions
- Provide the widest array of services and a streamlined and integrated experience for payors to help ensure higher quality outcomes at lower overall costs

VALUE PROPOSITION

- Unique offering of in-home and mobile clinic settings
- Improves care, quality management and revenue integrity across multiple lines of business
- Value-added screening tests improve overall health of members
- 99% coding accuracy
- 98% satisfaction score among health plan members served

(1) See appendix for a reconciliation of non-GAAP financial measures.

COMPELLING INVESTMENT OPPORTUNITY

- LARGE +$4 BILLION CORE NEMT MARKET WITH STRONG TAILWINDS
- RECURRING REVENUE, NON-CYCLICAL, ASSET-LIGHT OPERATING MODEL WITH LEVERAGEABLE CAPITAL STRUCTURE
- SCALED PLATFORM WITH NATIONAL REACH
- LONG STANDING INDUSTRY LEADER
- STRONG COMPEITIVE ADVANTAGES WITH HIGH BARRIERS TO ENTRY
- EMBARKING ON SIGNIFICANT TRANSFORMATION OPPORTUNITY TO ENHANCE EXPERIENCE AND DRIVE AUTOMATION



APPENDIX

PROVIDENCE SERVICE CORPORATION

INTREGRATED TECHNOLOGY SOLUTION

Leverage the strengths of our technology platforms to create best-in-class integrated solution driving improved member experience and differentiation



RIDE RELATED
Member Notifications
Driver App
Rider App
GPS Events
Workflow Exception Management
RESERVATION
Eligibility Management
Reservations
Trip Assignment
POST-RIDE
Encounters
Claims
Reporting
Provider / Member
Front-End Experience Platform
CIRCULATION
Back-End Reservation and Transaction Platform
LogistiCare

MEDICAID NEMT MARKET DYNAMICS

Medicaid lives[1]



% of lives receiving NEMT directly from state
% of lives receiving NEMT from managed care
CA
NY
TX
FL
PA
IL
OH
MI
NC
GA
NJ
WA
AZ
MA
LA
IN
TN
CO
MD
KY
MN
VA
WI
SC
OR
MO
AL
AR
CT
OK
NM
IA
MS
NV
WV
KS
HI
RI
UT
MT
ID
ME
DC
DE
NE
AK
NH
VT
SD
ND
WY

Medicaid enrollment projections (lives in millions)



Children
Adults
Blind and disabled
Aged
34 35 36 37 38 38 38 38 38 38 38 38
20 20 24 27 32 34 34 34 34 34 34 34
11 11 11 11 11 11 11 11 11 11 11 11
6 6 6 6 6 6 6 6 6 7 7 7
2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023

Medicaid NEMT trips in 32 states, by treatment type[2]



Other care
12%
Adult day healthcare
5%
PT/Rehab
6%
Specialist visits
7%
Preventive services
15%
Dialysis
17%
Behavioral health
38%

For every funded medical trip that prevents a trip to the emergency department, the payback to the state for each $1 invested in its NEMT program is believed to be > 10x

Source: Journal of the American Medical Association, LogistiCare Solutions, Medicaid Spending and Enrollment Detail for CBO's May 2013 Baseline, Bank of Medicaid Gross Trips by Treatment Type (Nov. 2015), Health Management Associates.

(1) Medicaid landscape as of 08/31/2018; size of graphs vary based on size of Medicaid population receiving NEMT benefits.

(2) Data as of 2015.

GROWTH IN MANAGED MEDICAID AND MEDICARE

Enrollment (lives in millions)



Private Health Insurance
Medicare
Medicaid
287
320
359
51
46
190
69
54
197
80
72
207
2009
2015
2025

In most states that report their Medicaid MCO enrollment data, at least 50% of beneficiaries are in MCOs



Share of Medicaid beneficiaries in MCOs
As of September 2014
19 states reporting
>75% (8 states)
50-75% (7 states)
1- <50% (4 states)
Data not reported (20 states)
No MCOs (12 states)

Over two-thirds of Medicaid beneficiaries in the 19 reporting states are in MCOs

Share of Medicare beneficiaries enrolled in Medicare Private Plans, by state, 2016 (1)



National Average, 2016 = 31%
<10%
6 states
10% - 19%
10 states + DC
20% - 29%
11 states
30% - 39%
18 states
≥40%
5 states

Source: Centers for Medicare and Medicaid Services, Office of the Actuary, National Health Statistics Group; KFF Medicaid Managed Care Market Tracker; Authors' analysis of CMS State/County Market Penetration Files, 2016; Note: Includes MSAs, cost plans and demonstrations. Includes Special Needs Plans as well as other Medicare Advantage plans.

(1) Excludes beneficiaries with unknown county addresses and beneficiaries in territories other than Puerto Rico.

ADJUSTED EBITDA RECONCILIATION (Continuing Ops)

$Millions	FYE 2017	FYE 2018	FYE 2019	LTM Q1:20
Revenue	$ 1,318.2	$ 1,385.0	$ 1,509.9	$ 1,509.4
Income from Cont Ops	51.1	18.2	(5.0)	10.0
Interest Expense, Net	1.2	1.8	0.9	0.8
Income Tax Provision	4.0	4.7	(0.6)	(9.8)
Depreciation and Amortization	13.6	15.8	16.8	16.1
EBITDA	**$ 69.9**	**$ 40.5**	**$ 12.1**	**$ 17.1**
Asset Impairment	-	14.2	-	-
Transaction Expense	-	7.2	2.7	2.2
Restructuring and Related Expense	8.0	11.5	6.7	5.1
Equity in Net Loss/(Gain) of Investee	(13.4)	6.2	29.7	30.6
(Gain) on Remeasure of Cost Method Investment	-	(6.6)	-	-
Litigation (Income)/Expense, net	(5.0)	(0.2)	-	-
Adjusted EBITDA	**$ 59.5**	**$ 72.8**	**$ 51.2**	**$ 55.0**
Less Capital Expenditures [(1)]	(15.3)	(10.8)	(10.9)	(10.8)
Adjusted EBITDA Less Capex	**44.2**	**62.0**	**40.3**	**44.2**

(1) Represents LogistiCare capex only. Excludes historical Holding Company capex.

ADJUSTED EBITDA RECONCILIATION (MATRIX) (1)

$ Millions		LTM Q1:20
Revenue	$	269.7
Net loss		(71.3)
Interest expense, net		24.2
Income tax benefit		(16.2)
Depreciation and amortization		42.5
EBITDA	$	(20.8)
Management fee		1.9
Transaction costs		1.1
Severance expense		2.6
Asset Impairment		55.1
Adjusted EBITDA	$	39.9
% Margin		*14.8%*
Reconciliation of Matrix Net Income to Equity Loss of Investee (2)		
Matrix net loss (standalone)	$	(71.3)
Divided by Providence Share		43.6%
Equity in net loss of investee	$	(31.1)
Management fee and other		0.4
Net loss - equity investment	$	(30.6)

(1) The results of our equity method investment are excluded from the calculation of Providence's Adjusted EBITDA and Adjusted Net Income.
(2) A reconciliation has been provided to bridge from equity in net (loss) gain of investee to Matrix's standalone Net Income.